SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2010

DYCOM INDUSTRIES, INC.
(Exact name of Registrant as specified in its charter)

Florida	001-10613	59-1277135

(State or other jurisdiction)	(Commission file number)	(I.R.S. employer
of incorporation)		identification no.)

11770 U.S. Highway One, Suite 101

Palm Beach Gardens, Florida 33408

(Address of principal executive offices) (Zip Code)

(561) 627-7171

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 2.02 Results of Operations and Financial Condition

     Representatives of Dycom Industries, Inc. (the “Registrant”) will participate in the D.A. Davidson E&C Conference in San Francisco, California on Tuesday, September 28, 2010. A copy of the slide package to be used by the Registrant at the conference is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

     Please refer to page 1 (following the cover page) of Exhibit 99.1 for a discussion of certain forward-looking statements included therein and the risks and uncertainties related thereto. The forward-looking statements in this Current Report on Form 8-K (including Exhibit 99.1) are made as of the date hereof, and the Registrant does not assume any obligation to update, amend or clarify them to reflect events, new information or circumstances occurring after the date hereof except as required by law.  In addition, please refer to page 1 (following the cover page) of Exhibit 99.1 for a discussion of Non-GAAP financial measures included therein. A reconciliation of these measures to the most directly related comparable GAAP measures is included at the end of the Exhibit.

     The information in the preceding paragraphs, as well as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference into another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

     Representatives of Dycom Industries, Inc. (the “Registrant”) will participate in the D.A. Davidson E&C Conference in San Francisco, California on Tuesday, September 28, 2010. A copy of the slide package to be used by the Registrant at the conference is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

     Please refer to page 1 (following the cover page) of Exhibit 99.1 for a discussion of certain forward-looking statements included therein and the risks and uncertainties related thereto. The forward-looking statements in this Current Report on Form 8-K (including Exhibit 99.1) are made as of the date hereof, and the Registrant does not assume any obligation to update, amend or clarify them to reflect events, new information or circumstances occurring after the date hereof except as required by law. In addition, the Registrant disclaims any inference regarding the materiality of such information which otherwise may arise as a result of its furnishing such information under Item 7.01 of this report on Form 8-K. In addition, please refer to page 1 (following the cover page) of Exhibit 99.1 for a discussion of Non-GAAP financial measures included therein. A reconciliation of these measures to the most directly related comparable GAAP measures is included at the end of the Exhibit.

     The information in the preceding paragraphs, as well as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference into another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit

99.1	Slide package to be used at the D.A. Davidson E&C Conference on September 28, 2010.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 28, 2010

DYCOM INDUSTRIES, INC. (Registrant)
By:	/s/ Richard B. Vilsoet
	Name:	Richard B. Vilsoet
	Title:	Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Slide package to be used at the D.A. Davidson E&C Conference on September 28, 2010.